Loans, borrowings, leases, cash and cash equivalents and short-term investments - Net debt and Short-term investments (Details) - USD ($) $ in Millions		Dec. 31, 2022	Jul. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Loans Borrowings Leases Cash And Cash Equivalents And Short-term Investments
Debt contracts		$ 11,181		$ 12,180
Leases		1,531		1,602
Total of loans, borrowings and leases		12,712		13,782
Cash and cash equivalents		4,736		11,721	$ 13,487	$ 7,350
Short-term investments	[1]	61		184
Net debt (cash)		$ 7,915	$ 2,200	$ 1,877

[1]	Substantially comprises investments in exclusive investment fund, whose portfolio is composed of committed transactions and Financial Treasury Bills (“LFTs”), which are floating-rate securities issued by the Brazilian government.